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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


THE BOARD OF DIRECTORS
SECURITY CAPITAL BANCORP


     We consent to the use of our report dated January 28, 1994 included in Security Capital Bancorp's Form 10-K for the year ended December 31, 1993 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus for the merger with CCB Financial Corporation.


                                         /s/        KPMG PEAT MARWICK LLP

                                                  KPMG PEAT MARWICK LLP


Charlotte, North Carolina
January 30, 1995